Exhibit 10.39


                                OPTION AGREEMENT

                                     between

                           DOCTORS HEALTH SYSTEM, INC.

                                       and

                          GENESIS HEALTH VENTURES, INC.

                          dated as of September 4, 1996




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                                OPTION AGREEMENT


         THIS OPTION AGREEMENT is entered into as of September 4, 1996, by and between Doctors Health System, Inc., a Maryland corporation (the "COMPANY"), and Genesis Health Ventures, Inc., a Pennsylvania corporation ("GENESIS").

         WHEREAS, the Company and Genesis have entered into a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") pursuant to which Genesis has agreed to purchase 571,428 shares of the Company's Series C Preferred Stock, par value $17.50 per share (the "SERIES C PREFERRED STOCK"); and

         WHEREAS, the Stock Purchase Agreement requires the parties to enter into an Option Agreement in connection with the purchase by Genesis of additional shares of Series C Preferred Stock.

         NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:


1.       OPTION TO PURCHASE SHARES

         Subject to the terms and conditions hereof, the Company hereby grants to Genesis an option (the "Option") to purchase 500,000 shares (as adjusted herein, the "SHARES") of the Series C Preferred Stock. The exercise price of the Option shall be $20.00 per share, payable by wire transfer in United States Dollars (the "OPTION PRICE"), for a total of $10,000,000. The Option shall be immediately exercisable by Genesis at any time prior to its expiration. The Option shall expire upon the earliest date on which one of the following occurs (the "OPTION TERMINATION DATE"): (i) August 30, 2001; or (ii) the consummation of (a) a Qualified Public Offering, (b) a merger or similar combination transaction of which the Company is not the survivor, or (c) a sale or other disposition of substantially all of the Company's assets (any of (a)-(c) hereinafter referred to as a "QUALIFIED TRANSACTION"). The Company shall provide Genesis with a written notice at least 30 days prior to the consummation of any Qualified Transaction. For purposes of this Agreement, a QUALIFIED PUBLIC OFFERING shall mean an offering of the Company's Common Stock registered under the Securities Act with (a) the net proceeds to the Company of the sale of such Common Stock to equal or exceed $25,000,000, (b) a total market capitalization of the Company at the time of such offering of at least $100,000,000, (c) the net price per share to equal or exceed the weighted average price paid by Genesis for each share of Series C Preferred Stock outstanding immediately prior to such offering, plus all accrued but unpaid dividends (whether declared or undeclared) and interest thereon, as adjusted for stock splits, recapitalizations and similar transactions, and (d) subject to a firm

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commitment underwriting conducted by a nationally recognized underwriter reasonably acceptable to Genesis.


2.       ADJUSTMENT IN NUMBER OF OPTION SHARES AND/OR OPTION PRICE

         2.01. If the number of outstanding shares of Series C Preferred Stock is increased or decreased or changed into or exchanged for a different number or kind of stock or other securities of the Company by reason of any recapitalization, reclassification (including any reclassification in connection with a merger, consolidation or other business combination involving the Company), stock split, reverse split, combination of shares of Series C Preferred Stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Series C Preferred Stock effected without receipt of consideration by the Company occurring after the date hereof, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares subject to the Option, so that the proportionate interest in the Company of Genesis immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price with respect to shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

         2.02. If, after the date hereof but prior to the Option Termination Date (the "ADJUSTMENT PERIOD"), the Company sells Series C Preferred Stock or securities convertible into or exchangeable for Series C Preferred Stock, for a price (the "LOWER OFFERING PRICE") less than the weighted average price paid or to be paid by Genesis for each share of Series C Preferred Stock then outstanding or subject to the Option, plus all accrued but unpaid dividends and interest thereon (the "WEIGHTED AVERAGE PRICE"), the Option Price shall be adjusted to a price equal to the quotient obtained by dividing:

                  (1) an amount equal to (x) the sum of (A) the total number of shares of Series C Preferred Stock outstanding immediately prior to such issuance or sale, plus (B) the total number of shares of Series C Preferred Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase shares of Series C Preferred Stock outstanding immediately prior to such issuance or sale, if any, multiplied by (C) the Weighted Average Price in effect immediately prior to such issuance or sale, plus (y) the consideration, if any received or deemed to be received by the Company upon such issuance or sale; by

                  (2) the sum of (A) the total number of shares of Series C Preferred Stock outstanding immediately after such issuance or sale, plus (B) the total

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         number of shares of Series C Preferred Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase shares of Series C Preferred Stock outstanding immediately after such issuance or sale, if any.

         If, subsequent to such an adjustment, the Company issues or sells additional shares of Series C Preferred Stock during the Adjustment Period, for a price of less than the then applicable Weighted Average Price (as adjusted for all prior adjustments), a further adjustment in the Option Price shall be made in accordance with this Section 2.


3.       PARTIAL EXERCISE

         The Option shall be exercisable in whole or in part, at any time and from time to time, after becoming exercisable and prior to termination of the Option, provided, that no single exercise of the Option shall be for less than 10,000 Shares unless the number of Shares purchased is the total number at the time available for purchase under this Option. In no event may the Option be exercised for a fractional Share. The number of shares which may be purchased upon exercise of the Option shall be reduced by the number of shares previously purchased upon exercise of the Option.


4.       METHOD OF EXERCISE OF OPTION

         Subject to the terms and conditions of this Option Agreement, Genesis may exercise the Option with respect to all or any part of the Shares then subject to such Option by giving the Company written notice of exercise, specifying the number of Shares as to which the Option is being exercised. Such notice shall be addressed to the Secretary of the Company at the Company's principal office, and shall be effective upon delivery (by personal delivery, fax or other delivery) to the Secretary of the Company. Such notice shall be accompanied by cash (in U.S. Dollars) in an amount equal to the Option Price of such Shares. The Company's obligations to issue Shares pursuant to this Agreement are subject to the expiration, prior to an exercise of the Option, of any waiting period applicable to the investment by Genesis in the Company required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

5.       MANDATORY EXERCISE

         5.01. FIRST MANDATORY EXERCISE. Subject to the conditions set forth in Sections 5.03 and 5.04, the Company may require Genesis to exercise the Option with respect to such number of Shares as the Company shall determine in an amount no greater than one-half the number of Shares for which the Option may be exercised at the end of any month which is the second consecutive month during

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which the Company has received payment for a total of at least 20,000 Capitated
Medicare Lives.

         5.02. SECOND MANDATORY EXERCISE. Subject to the conditions set forth in Sections 5.03 and 5.04, Genesis may be required by the Company to exercise the Option with respect to any Shares for which the Option has not yet been exercised at the end of any month which is the second consecutive month during which the Company has received payment for a total of at least 40,000 Capitated Medicare Lives.

         5.03. The obligations of Genesis to exercise the Option pursuant to this Section 5 are subject to the fulfillment on or before each such exercise of each of the following conditions:

                  5.03(A) The Company shall deliver a certificate in the form attached as Exhibit A hereto dated as of the date of such exercise.

                  5.03(B) The Company shall have performed and complied with all material agreements, obligations and conditions contained in the Stock Purchase Agreement and the Restated Stockholders Agreement dated as of the date hereof.

                  5.03(C) All consents, authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any third party that are necessary in connection with the exercise of the Option and the lawful issuance of the Shares to Genesis pursuant to this Option Agreement shall have been duly obtained and shall be effective on and as of such exercise other than those which are not required to be obtained before such exercise.

                  5.03(D) There shall not have been any default or breach by the Company (that has not been cured or waived) with respect to its obligations (i) to holders of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock under the Company's articles of incorporation, (ii) to NationsBank, N.A. under the Loan Agreement dated as of December 1, 1995 and (iii) to First National Bank of Maryland, N.A. under the Promissory Note dated as of August 15, 1996 or under any successor credit facility, including, without limitation, the facility currently being negotiated with First National Bank of Maryland, N.A.

                  5.03(E) The expiration of any waiting period applicable to the investment by Genesis in the Company required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         5.04 The Company shall provide Genesis with a written notice at least 30 days prior to a mandatory exercise pursuant to this Section 5. Such notice shall set

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forth the number of Shares for which Genesis will be required to exercise the
Option, which number will not be less than 10,000 Shares.

         5.05. For purposes of this Section 5, the term "CAPITATED MEDICARE LIVES" shall mean those Medicare-eligible persons living in Maryland, Delaware, West Virginia and the District of Columbia and in the areas of Northern Virginia and Southern Pennsylvania who, at the time of any calculation under this Section 5, are enrolled in (a) a "Medicare HMO" or similar Medicare managed care product offered directly by the Company under contract with the United States Health Care Financing Administration ("HCFA") and with respect to whom the Company receives a capitation or other risk-based payment from HCFA, or (b) a "Medicare HMO" or other similar Medicare managed care product offered by a health maintenance organization or other payor with respect to which the Company agrees to provide or arrange to provide all or substantially all of those services now qualifying as "Medicare Part A" and "Medicare Part B" benefits under arrangements that permit the Company to realize all or the preponderance of any savings obtained by managing the provision of such services to enrolled Medicare members.


6.       LIMITATIONS ON TRANSFER

         The Option is not transferable by Genesis, other than to a corporation that, directly or indirectly, is wholly owned by Genesis, and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

7.       RESERVATION OF STOCK

         The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Option, the number of shares of Series C Preferred Stock from time to time issuable upon exercise of the Option. All shares of Series C Preferred Stock issuable upon exercise of the Option shall be duly authorized and, when issued upon exercise and the payment of the Option Price as provided herein, shall be validly issued, fully paid and nonassessable with no liability on the part of Genesis.

8.       RIGHTS AS SHAREHOLDER

         Neither Genesis nor any successor or permitted assign shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Shares issuable hereunder unless and until such Shares have been fully paid and certificates representing such Shares have been endorsed, transferred and delivered, and the name of Genesis (or of such successor or permitted assign) has been entered as the shareholder of record on the books of the Company.

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9.       REORGANIZATIONS

         9.1 REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY. Subject to Section 9.2, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the Shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

         9.2 REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board of Directors of the Company which results in any person or entity, or persons or entities acting as a group or otherwise in concert owning 50 percent or more of the combined voting power of all classes of stock of the Company, the Option hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares of stock and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. The Company shall send written notice of an event that will result in such a termination to Genesis not later than the time at which the Company gives notice thereof to its shareholders but in no event less than 30 days prior to such event.

10.      ADJUSTMENTS

         No fractional shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any disputes regarding adjustments in the Option Price or number of Shares issuable upon exercise of the Option (including without limitation any adjustments pursuant to Section 2 hereof) shall be resolved by an independent arbitrator selected by the Company and Genesis.

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11.      MISCELLANEOUS PROVISIONS.

         11.1 NOTICES. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be faxed and mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, addresses as follows:

         (i)      If to the Company:

                                    Doctors Health System, Inc.
                                    10451 Mill Run Circle
                                    10th Floor
                                    Owings Mills, Maryland 21117
                                    Attention: Paul A. Serini
                                    Facsimile No.: (410) 654-5806


         (ii)     If to Genesis:

                                    Genesis Health Ventures, Inc.
                                    148 West State Street
                                    Kennett Square, Pennsylvania  19348
                                    Attention: John F. DePodesta
                                    Facsimile No.: (610) 444-7483

         with a copy to:
                                    Hogan & Hartson L.L.P.
                                    555 Thirteenth Street, N.W.
                                    Washington, D.C.  20004
                                    Attention:  Michael C. Williams
                                    Facsimile No.: (202) 637-5910

         Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         11.2 ENTIRE AGREEMENT; MODIFICATION; BENEFIT. This Agreement constitutes the entire agreement of the parties hereto with respect to the matters contemplated herein, supersede all prior oral and written memoranda and

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agreements with respect to the matters contemplated herein, and may not be modified, deleted or amended except by written instrument executed by the parties. All provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

         11.3 GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of Maryland (but not including the choice of law rules thereof).

         11.4 EXECUTION. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement.


                       [Signatures commence on next page]

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                           IN WITNESS WHEREOF, the undersigned have duly
executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the date first written above.


                                            DOCTORS HEALTH SYSTEM, INC.


                                            By:
                                            Name:
                                            Title:



                                            GENESIS HEALTH VENTURES, INC.


                                            By:
                                            Name:
                                            Title:


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                                    EXHIBIT A

                           DOCTORS HEALTH SYSTEM, INC.
                                   CERTIFICATE


         Doctors Health System, Inc., a Maryland corporation (the "Company"), in connection with the Option Agreement (the "Option Agreement") dated as of September 4, 1996 between the Company and Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis"), hereby represents and warrants as of the date hereof (which representations and warranties shall be deemed to include the disclosures with respect thereto so specified in the schedules attached hereto) to the Investor as follows, with capitalized terms used herein without definition having the meanings assigned to them in the Stock Purchase Agreement dated as of September 4, 1996 between the Company and Genesis:

         1. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the full and unrestricted corporate power and authority to own, operate and lease its Assets, to carry on its business as currently conducted, to execute and deliver the Option Agreement and to carry out the transactions contemplated hereby. There is no state, country or territory wherein the absence of licensing or qualification as a foreign corporation would have a material adverse effect upon the business of the Company as currently conducted.

         2. CAPITALIZATION. The authorized capital stock of the Company and the outstanding shares of capital stock of the Company as of the date hereof will be as set forth in Schedule 2 hereto. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any Subsidiary have been reserved for any purpose, other than issuance of capital stock in amounts set forth in Schedule 2 (i) pursuant to the Company's Omnibus Stock Option Plan , (ii) upon the conversion of Series A Preferred Stock and the Series B Preferred Stock, (iii) upon the exercise of the Common Stock Warrants (as defined in Schedule 2) and (iv) pursuant to the Option Agreement. Except as set forth in Schedule 2, there are no outstanding securities convertible into or exchangeable for the capital stock of the Company or any of the Subsidiaries and no outstanding options, rights (preemptive or otherwise), or warrants to purchase or to subscribe for any shares of such stock or other securities of the Company or any of the Subsidiaries.

         3. RESTRICTIONS AND CONSENTS. There are no Agreements, Laws or other restrictions of any kind to which the Company, any Subsidiary or any Medical Group (or any asset thereof) is party or subject that would prevent or restrict the execution, delivery or performance of the Option Agreement or result in any

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penalty, forfeiture, Agreement termination, or restriction on business operations of the Investor, the Company, any Subsidiary or any Medical Group as a result of the execution, delivery or performance of the Option Agreement.
Schedule 3 lists all such Agreements and Laws that reasonably could be interpreted or expected to require the consent or acquiescence of any person or entity not party to the Option Agreement with respect to any aspect of the execution, delivery or performance of the Option Agreement by the Company, any Subsidiary or any Medical Group.

         4. AUTHORIZATION. The execution, delivery and performance by the Company of the Option Agreement, the fulfillment of and compliance with the terms and provisions thereof, and the consummation by the Company of the transactions contemplated thereby, do not and will not: (a) require any consent or approval of the stockholders of the Company that has not been obtained; (b) conflict with, or violate any provision of, any Law having applicability to the Company, any Subsidiary or any Medical Group or any of their respective Assets, or any provision of the certificate or articles of organization or bylaws or equivalent constituent document of the Company, any Subsidiary or any Medical Group; (c) conflict with, or result in any breach of, or constitute a default under any Agreement to which the Company, any Subsidiary or any Medical Group is a party or by which it or any of its Assets may be bound; or (d) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of a material Encumbrance, or with respect to, the Company, any Subsidiary or any Medical Group or any of the Assets now owned or hereafter acquired by the Company, any Subsidiary or any Medical Group.

         5. REGULATORY MATTERS. The Company and the Subsidiaries and, to the Company's knowledge, the Medical Groups and the physicians employed by the Medical Groups have not knowingly or willfully failed to comply with the regulatory matters described in this Section 5. Schedule 5 contains a list of exceptions and disclosures that qualify the matters set forth in this Section 5, where applicable.

                  5.1. GENERAL COMPLIANCE WITH LAW. The Company, the Subsidiaries and, to the Company's knowledge, the Medical Groups have complied and are in full compliance with all Laws except where a failure to comply, singly or in the aggregate, would not have a material adverse effect on the Company, the Subsidiaries and the Medical Groups, taken as a whole.

                  5.2. LICENSES AND PERMITS. The Company, the Subsidiaries, the Medical Groups and each of the physicians employed by such Persons have all Permits any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or any other Person, necessary to conduct their business as now being conducted except where the failure to have any such Permit does not have a material adverse effect on the Company, the Subsidiaries and the Medical Groups, taken as a whole. All Permits of the

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Company and the Subsidiaries and, to the Company's knowledge, the Medical Groups and each of the physicians employed by such Medical Groups are valid and in full force and effect except where the failure to have any such Permit does not have a material adverse effect on the Company, the Subsidiaries and the Medical Groups, taken as a whole. No notice to, declaration, filing or registration with, or Permit or consent from, any governmental or regulatory body or authority, or any other Person or entity, is required to be made or obtained by the Company or any of the Subsidiaries or Medical Groups in connection with the execution, delivery or performance of this Purchase Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, the Company is not required to obtain any Permit to do business as a health maintenance organization, insurance company, or other risk-bearing health care entity under the Laws and regulations of Maryland or the Laws and regulations of any other jurisdiction in which the Company, the Subsidiaries or the Medical Groups do business.

                  5.3. FRAUD AND ABUSE MATTERS. To the Company's knowledge, the Company, the Medical Groups, and all persons and entities providing services for the Company or the Medical Groups, have not engaged in any activities which are prohibited or could form the basis for criminal penalties, civil monetary penalties or a mandatory or permissive exclusion from the Medicare, Medicaid or other federal and state health care programs under ss. ss. 1320a-7, 1320a-7a, 1320a-7b, or 1395nn of Title 42 of the United States Code, the federal CHAMPUS statute, or any regulations promulgated thereunder, or similar or related federal, state and local statutes, common law or regulations. Without in any way limiting the foregoing, the Company, the Medical Groups, and, to the knowledge of the Company, all persons and entities providing services for the Company or the Medical Groups have not engaged in any of the following activities:

                           (i) knowingly and willingly made or caused to be made any false statement or representation of a material fact in any application for any benefit or payment;

                           (ii) knowingly and willingly made or caused to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment;

                           (iii) presenting or causing to be presented a claim for reimbursement under CHAMPUS, Medicare, Medicaid, or other state healthcare program that is for an item or service that the person presenting or causing to be presented knows or should know was not provided as claimed, or presenting a claim that the person presenting knows or should know is false or fraudulent;

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                           (iv) having knowledge of the occurrence of any event
         affecting (a) his/her initial or continued right to any benefit or payment or (b) the initial or continued right to any benefit or payment of any other individual in whose behalf he/she has applied for or is receiving such benefit or payment, conceals or fails to disclose such event with an intent fraudulently to secure such benefit or payment either in a greater amount or quantity that is due or when no such benefit or payment is authorized;

                           (v) offering, paying, soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring, or to induce the referral of, an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid, or other state health care program, or (b) in return for, or to induce, the purchase, lease, or order of, or arranging for or recommending the purchase, lease, or order of, any good, facility, service, or item for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid, or other state health care program;

                           (vi) making or causing to be made or inducing or seeking to induce the making of any false statement or representation (or omitting to state a fact required to be stated therein or necessary to make the statements contained therein not misleading) of a material fact with respect to (a) the conditions or operations of a facility in order that the facility may qualify for CHAMPUS, Medicare, Medicaid or other state health care program certification, or (b) information required to be provided under ss. 1124A of the Social Security Act (42 U.S.C. ss. 1320a-3);

                           (vii) submitting or causing to be submitted bills or requests for payment under Medicare, Medicaid or other state health care program containing charges substantially in excess of usual charges; or

                           (viii) furnishing or causing to be furnished items or services to patients substantially in excess of the needs of such patients.

                  5.4. HEALTH CARE ENTITY. The Company is not a "health care entity" which provides "designated health services" for purposes of federal Medicare/Medicaid physician self-referral and anti-kickback laws and regulations and similar Maryland Laws and regulations.

         6. BINDING OBLIGATION. The Option Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

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         7. OFFERING OF SHARES. Neither the Company nor any Person acting on its behalf has offered the Series C Preferred or any similar securities of the Company for sale to, solicited any offers to buy the Series C Preferred or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Investor and a limited number of other "Accredited Investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any other Person acting on its behalf has taken or will take any action prior to the exercise (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Series C Preferred under the Securities Act and the rules and regulations of the Commission thereunder) which might subject the offering, issuance and sale of the Series C Preferred to the registration requirements of
Section 5 of the Securities Act.

         8. DISCLOSURE. No representation or warranty by the Company herein contains or will contain any untrue or misleading statement of material fact or omits or will omit any fact necessary to make the statements of material fact contained herein or therein, in light of the circumstances under which made, not misleading.


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         IN WITNESS WHEREOF, the undersigned has signed this Certificate on behalf of Doctors Health System, Inc. this ___ day of _______________.


                                        DOCTORS HEALTH SYSTEM, INC.


                                        By:______________________________
                                        Name:
                                        Title:

                              OFFICER'S CERTIFICATE
                          GENESIS HEALTH VENTURES, INC.


         The undersigned, John F. DePodesta, Senior Vice President of Genesis Health Ventures, Inc., a Pennsylvania corporation (the "Investor"), pursuant to the Stock Purchase Agreement dated as of September 4, 1996 between the Investor and Doctors Health System, Inc. (the "Purchase Agreement"), hereby certifies on behalf of the Investor as follows:

         1. The representations and warranties made by the Investor in the Purchase Agreement are true and correct in all material respects as of the date hereof.

         2. The Investor has performed and complied with all agreements and conditions required by the Purchase Agreement to be performed or complied with by it prior to the date hereof.

         3. No action or proceeding by or before any governmental authority has been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by the Purchase Agreement.

         4. Attached as Exhibit I hereto is a true and correct copy fo the resolutions duly adopted by the Board of Directors of the Investor at a meeting held on August 21, 1996 and such resolutions are in full force and effect on the date hereof, have not been amended, altered or repealed, and are the only resolutions by the Board of Directors of the Investor.

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         IN WITNESS WHEREOF, the undersigned has executed this Officer's
Certificate as of September 4, 1996.



                                        ________________________________
                                        John F. DePodesta
                                        Senior Vice President


         The undersigned, _______________________________ of the Investor,
hereby certifies that John F. DePodesta is, on and as of the date hereof, a duly elected, qualified and acting Senior Vice President of the Investor and the signature set forth above is his genuine signature.


         Dated:                         ________________________________


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